UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2007
SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307

(Commission	(IRS Employer
File Number)	Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085

(Address of Principal Executive Offices)	(Zip Code)
(408) 616-4000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     On January 31, 2007, Silicon Image, Inc. (the “Registrant”) issued a press release announcing that it had filed a lawsuit against Analogix Semiconductor, Inc. alleging copyright infringement, misappropriation of trade secrets, and unlawful, unfair and fraudulent business practices. A copy of the Registrant’s press release is attached hereto as Exhibit 99.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

Exhibit
Number	Description
99.01	Press Release dated January 31, 2007 regarding lawsuit filed by Registrant against Analogix Semiconductor, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2007	SILICON IMAGE, INC.
	By:	/s/ Edward Lopez
Edward Lopez
Chief Legal Officer

Exhibit List

Exhibit
Number	Description
99.01	Press Release dated January 31, 2007 regarding lawsuit filed by Registrant against Analogix Semiconductor, Inc.